SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 4, 1997


                          WESTERN FIDELITY FUNDING INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Colorado                     0-27156                  84-1148454
 ---------------------------      ---------------            -------------
(State or other jurisdiction     (Commission File           (IRS Employer
  of incorporation)                  Number)              Identification No.)


     4704 Harlan Street, Suite 260, Denver Colorado                80212
     ----------------------------------------------               --------
        (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number including area code: (303) 477-8404

Item 3. BANKRUPTCY OR RECEIVERSHIP.

     On August 4, 1997, Western Fidelity Funding, Inc. ("Company") filed a voluntary petition for Chapter 11 bankruptcy in the United States Bankruptcy Court for the District of Colorado. The case number for this proceeding is 97-21344 RJB. The existing directors and officers have retained jurisdiction over substantially all of the assets and business of the Company subject to the supervision and orders of the court.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: August 15, 1997

                                               WESTERN FIDELITY FUNDING, INC.


                                               By:/s/ Gene E. Osborn
                                                  ------------------------------
                                                  Gene E. Osborn, President







                                        3